Capitalized Software and Content, Net - Expected Amortization (Details) - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020
Capitalized Computer Software And Content, Future Expected Amortization Expense [Abstract]
2021	$ 1,937	$ 7,033
2022	5,684	3,941
2023	2,740	1,033
2024	938	153
2025	537	153
Thereafter	702	196
Total	$ 12,538	$ 12,509